                                                                    EXHIBIT 99.1

               TRIDENT MICROSYSTEMS REPORTS FINANCIAL RESULTS FOR
                       FOURTH QUARTER AND FISCAL YEAR 2004

              DIVERSIFICATION OF OEM CUSTOMER BASE MAKING BUSINESS
                       STRONGER; STRONG GROWTH OUTLOOK FOR
                                   FISCAL 2005

Sunnyvale, Calif., --- July 22, 2004: Trident Microsystems, Inc. (NASDAQ: TRID) reported today its financial results for the fourth quarter and fiscal year ended June 30, 2004. The Company announced that its net sales for the fourth quarter of fiscal 2004 were $12,646,000 compared to $14,620,000 in sales reported for the fourth quarter of fiscal 2003. The company announced net sales for all of fiscal 2004 of $52,551,000 as compared to $ 52,752,000 for fiscal 2003. The year ago periods included sales of graphics products, a business which was divested during the quarter ended September 30, 2003. Sales of digital media products by Trident Technologies , Inc.("TTI"), an 83% owned subsidiary comprised $12,301,000 for the fourth quarter and $50,119,000 for the fiscal year ended June 30, 2004 which represents an approximate doubling of the digital media business revenues of $5,666,000 and $25,875,000 reported for the comparable periods one year ago.

Net income for the fourth quarter and fiscal year ended June 30, 2004, on a generally accepted accounting principles (GAAP) basis, after taking into account minority ownership of TTI, was $989,000 or $0.04 per fully diluted share, and $ 9,588,000 or $0.38 per fully diluted share respectively. Our results for fiscal 2004 are comprised almost entirely of our Digital Media operations and exclude a graphics business which was previously losing money and effectively divested at the end of fiscal 2003. As a basis for comparison one year ago the company reported net losses on a GAAP basis of $ 4,589,000 or $0.22 per share for the fourth quarter, and $24,764,000 or $ 1.21 per share for the fiscal year ended June 30, 2003.

Pro forma net income for the fourth quarter and 2004 fiscal year, which excludes gains on the sale of certain securities ($ 733,000 for the quarter and $7,624,000 for the year, net of the associated tax effect), as well as amortization of deferred compensation expense ($214,000 for the quarter and $ 606,000 for the year), was $ 470,000 or $0.02 per fully diluted share for the fourth quarter and $2,570,000 or $0.10 per fully diluted share for the fiscal year ended June 30, 2004. As a basis of comparison one year ago the company's loss on a pro forma basis would have been $4,381,000 or $0.21 per share for the quarter and a pro forma loss of $18,723,000 or $0.91 per share for fiscal year ended June 30, 2003.

"As expected, due to inventory buildup in one of our key customers, we finished the June quarter a little below our initial projections," said Frank Lin, Trident's President and CEO. "While we are not satisfied with the results, we believe it was an aberration. Going forward, we want to reiterate that our business outlook is very strong with forecasted sequential revenue growth in the September quarter in a range approximating

30%. With Trident's strong fundamentals and upcoming LCDTV, digital CRT, HDTV and notebook PC market opportunities, we are poised to grow revenue and expand market share in fiscal 2005."

"During the June quarter we diversified our customer base making our Digital Media business much stronger. We were excited to see a new top tier OEM in Japan launched and began to ramp its 20" & 14" LCDTV's worldwide using our PanelTV-SVP chip. Also, we announced Toshiba's Dynabook design-win using our PanelTV-SVP chip to bring LCDTV and instant-on features into the mainstream consumer notebook product line. This is an additional market space which we believe has great potential once the new product concept is embraced and the new LCDTV and instant on features become a standard requirement. Following the great success of PanelTV-SVP, we have also started sampling our next generation chip, SVP-EX, in the June quarter. This is the first chip in the industry to integrate a high-performance 10-bit ADC, 2D/3D digital comb color-decoder, de-interlacer, and high-quality scaler into a single chip. The high integration level and superb video quality has set a new standard in the advanced TV market. This chip has been very well received by the market and regarded by many top-tier OEM's as the best chip available for the mainstream advanced TV market segment. With the SVP-EX, we have even greater confidence to continue our success in penetrating the top-tier captive OEM markets."

About Pro Forma adjustments

To supplement the consolidated financial results prepared under generally accepted accounting principles ("GAAP"), Trident uses a non-GAAP conforming, or pro forma measure of net income that is GAAP net income adjusted to exclude certain costs, expenses and gains. Pro forma net income gives an indication of Trident's baseline performance before gains, losses or other charges that are considered by management to be outside the company's core operating results. In addition, pro forma net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from pro forma measures used by other companies. Trident computes pro forma net income by adjusting GAAP net income for the impact of certain investment gains and excluding amortization of deferred stock compensation. A reconciliation between net income on a GAAP basis and pro forma net income is provided in a table following pro forma consolidated financial statements.


Webcast, Teleconference and Taped Replay


The Company also announced that it will hold a conference call to discuss the earnings, which will occur on Thursday, July 22, 2004 at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). Shareholders may participate in the call by calling 800-299-0433 (U.S.), or 617-801-9712 (International) passcode 34375851. The conference call will also be webcast by CCBN and can be accessed at Trident's web site at: http://www.tridentmicro.com. A replay of the conference call will be available from 7:30 p.m. July 22, 2004 until
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midnight July 29, 2004, and can be accessed by calling 888-286-8010 (U.S.), or
617-801-6888 (International) using passcode 52281957.


Forward-Looking Information

This press release contains forward-looking statements, including statements which use the words "expect," "hope," "anticipate," "believe," "potential" and similar words, including our statements regarding financial expectations and our expectations regarding product developments and design-wins. The forward-looking statements above are subject to certain risks, and actual results could vary materially depending on a number of factors. These risks include, in particular, changes in trends in the DPTV industries, changes in targeted consumer electronics markets such as Digital Television, whether the Company is able to achieve timely product introductions, the failure to obtain design wins among major OEMs for the Company products, and competitive pressures, including pricing and competitors' new product introductions. Additional factors that may affect the Company's business are described in detail in the Company's filings with the Securities and Exchange Commission.


ABOUT TRIDENT MICROSYSTEMS, INC.
Trident Microsystems, Inc., with headquarters in Sunnyvale, California, designs, develops and markets digital media for the masses in the form of integrated circuits (ICs) for CRT TV, LCD TV, PDP TV, HDTV, and digital set-top box. Trident's products are sold to a network of OEMs, original design manufacturers and system integrators worldwide. For further information about Trident and its products, please consult the company's web site: http://www.tridentmicro.com.

Trident is a registered trademark of Trident Microsystems, Inc. All other company and product names are trademarks and/or registered trademarks of their respective owners. Features, pricing, availability and specifications are subject to change without notice.

FOR PRESS RELEASES:
Trident Microsystems, Inc.
Investor Relations
Tel:  (408) 991-8090
Email:  Investor@tridentmicro.com
Web site: http://www.tridentmicro.com
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Trident Microsystems, Inc.
Consolidated Statement of Operations

                                                                Three Months Ended                   Twelve Months Ended
                                                     ----------------------------------------------------------------------
                                                      June 30,       March 31,      June 30,       June 30,       June 30,
(in thousands, except per share data, unaudited)       2004            2004           2003           2004           2003
---------------------------------------------------------------------------------------------------------------------------
Net revenues                                         $   12,646     $   13,846     $   14,620     $   52,551     $   52,752
Cost of revenue                                           5,498          6,014         11,730         23,674         37,720
                                                     ----------------------------------------------------------------------
Gross profit                                              7,148          7,832          2,890         28,877         15,032
% of net revenues                                          56.5%          56.6%          19.8%          55.0%          28.5%
Research and development expenses                         3,599          3,129          4,566         11,475         21,600
% of net revenues                                          28.5%          22.6%          31.2%          21.8%          40.9%
Selling, general and administrative expenses              2,739          3,522          2,786         12,968         11,886
% of net revenues                                          21.7%          25.4%          19.1%          24.7%          22.5%
                                                     ----------------------------------------------------------------------
Income (loss) from operations                               810          1,181         (4,462)         4,434        (18,454)
% of net revenues                                           6.4%           8.5%         (30.5)%          8.4%         (35.0)%
Gain(loss) on investments, net                              733          1,941           (208)         9,794         (4,995)
Interest and other income(expense), net                     152            137             81           (104)          (269)
Minority interests in subsidiaries                         (508)          (539)             -         (1,832)             -
                                                     ----------------------------------------------------------------------
Income(loss) before income taxes                          1,187          2,720         (4,589)        12,292        (23,718)
% of net revenues                                           9.4%          19.6%         (31.4)%         23.4%         (45.0)%
Provision for income taxes                                  198            231              -          2,704          1,046
% of net revenues                                           1.6%           1.7%           0.0%           5.1%           2.0%
                                                     ----------------------------------------------------------------------
Net income(loss)                                     $      989     $    2,489     $   (4,589)    $    9,588     $  (24,764)
% of net revenues                                           7.8%          18.0%         (31.4)%         18.2%         (46.9)%
                                                     ----------------------------------------------------------------------
Basic net income (loss) per share                    $     0.04     $     0.11     $    (0.22)    $     0.43     $    (1.21)
                                                     ----------------------------------------------------------------------
Common shares used in computing basic
per share amounts                                        22,850         22,715         20,675         22,349         20,525
                                                     ----------------------------------------------------------------------
Diluted net income (loss) per share                  $     0.04     $     0.10     $    (0.22)    $     0.38     $    (1.21)
                                                     ----------------------------------------------------------------------
Common and common equivalent shares used
in computing diluted per share amounts                   25,265         25,275         20,675         25,011         20,525
                                                     ----------------------------------------------------------------------

Trident Microsystems, Inc.
Pro Forma Consolidated Statement of Operations

                                                          Three Months Ended                   Twelve Months Ended
                                               ----------------------------------------------------------------------
                                                June 30,       March 31,      June 30,       June 30,       June 30,
(in thousands, unaudited)                         2004           2004           2003           2004           2003
---------------------------------------------------------------------------------------------------------------------
Net revenues                                   $   12,646     $   13,846     $   14,620     $   52,551     $   52,752
Cost of revenue                                     5,498          6,014         11,730         23,674         37,720
                                               ----------------------------------------------------------------------
Gross profit                                        7,148          7,832          2,890         28,877         15,032
% of net revenues                                    56.5%          56.6%          19.8%          55.0%          28.5%
Research and development expenses                   3,536          3,106          4,566         11,351         21,600
% of net revenues                                    28.0%          22.4%          31.2%          21.6%          40.9%
Selling, general and administrative expenses        2,588          3,398          2,786         12,486         11,886
% of net revenues                                    20.5%          24.5%          19.1%          23.8%          22.5%
                                               ----------------------------------------------------------------------
Income (loss) from operations                       1,024          1,328         (4,462)         5,040        (18,454)
% of net revenues                                     8.1%           9.6%         (30.5)%          9.6%         (35.0)%
Interest and other income(expense), net               152            137             81           (104)          (269)
Minority interests in subsidiaries                   (508)          (539)             -         (1,832)             -
                                               ----------------------------------------------------------------------
Income(loss) before income taxes                      668            926         (4,381)         3,104        (18,723)
% of net revenues                                     5.3%           6.7%         (30.0)%          5.9%         (35.5)%
Provision for income taxes                            198            231              -            534              -
% of net revenues                                     1.6%           1.7%           0.0%           1.0%           0.0%
                                               ----------------------------------------------------------------------
Net income(loss)                               $      470     $      695     $   (4,381)    $    2,570     $  (18,723)
% of net revenues                                     3.7%           5.0%         (30.0)%          4.9%         (35.5)%
                                               ----------------------------------------------------------------------
Basic net income (loss) per share              $     0.02     $     0.03     $    (0.21)    $     0.11     $    (0.91)
                                               ----------------------------------------------------------------------
Common shares used in computing basic per
  share amounts                                    22,850         22,715         20,675         22,349         20,525
                                               ----------------------------------------------------------------------
Diluted net income (loss) per share            $     0.02     $     0.03     $    (0.21)    $     0.10     $    (0.91)
                                               ----------------------------------------------------------------------
Common and common equivalent shares used in
  computing diluted per share amounts              25,265         25,275         20,675         25,011         20,525
                                               ----------------------------------------------------------------------

A reconciliation between net income (loss) on a GAAP basis and pro forma net income (loss) is as follows:

                                                               Three Months Ended                Twelve Months Ended
                                                     ------------------------------------------------------------------
                                                      June 30,      March 31,     June 30,      June 30,      June 30,
(in thousands, except per share data, unaudited)        2004          2004          2003          2004         2003
-----------------------------------------------------------------------------------------------------------------------
GAAP net income (loss)                               $      989    $    2,489    $   (4,589)   $    9,588    $  (24,764)
Amortization of stock based compensation                    214           147             -           606             -
(Gain) loss on investments, net                            (733)       (1,941)          208        (9,794)        4,995
Income taxes on investments                                   -             -             -         2,170         1,046
                                                     ------------------------------------------------------------------
Pro forma net income (loss)                          $      470    $      695    $   (4,381)   $    2,570    $  (18,723)
                                                     ==================================================================

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Trident Microsystems, Inc.
Consolidated Balance Sheet

                                                         June 30,        March 31,       June 30,
(in thousands, unaudited)                                  2004            2004            2003
---------------------------------------------------------------------------------------------------
ASSETS
Current assets
    Cash and cash equivalents                          $     32,488    $     29,179    $      5,085
    Short-term investment - UMC                              51,843          64,338          43,541
    Short-term investments - other                                0              26           1,241
    Accounts receivable, net                                  2,436           3,121           4,338
    Inventories                                               2,737           3,391           2,318
    Prepaid expenses and other current assets                 1,087           1,240             734
    Assets held for sale                                          -               -           1,800
                                                       --------------------------------------------
       Total current assets                                  90,591         101,295          59,057
Property and equipment, net                                   2,372           2,282           2,789
Long-term investment - UMC                                        -               -           4,375
Long-term investments - other                                 2,720           2,950           3,569
Other assets                                                    573             408             333
                                                       --------------------------------------------
       Total assets                                    $     96,256    $   8106,935    $     70,123
                                                       ============================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Accounts payable                                    $      3,180    $      4,458    $      7,974
   Accrued liabilities                                        8,287           8,592           8,332
   Deferred tax liabilities                                   2,694           7,175               -
   Income taxes payable                                       4,260           4,062           1,580
                                                       --------------------------------------------
       Total current liabilities                             18,421          24,287          17,886
Minority interests, in subsidiaries                           4,023           3,515              77
                                                       --------------------------------------------
       Total liabilities                                     22,444          27,802          17,963
Stockholders' equity
   Capital stock                                             48,453          47,895          39,800
   Deferred stock based compensation                         (2,687)         (2,541)              -
   Retained earnings                                         24,159          23,171          14,581
   Accumulated other comprehensive income (loss)              3,887          10,608          (2,221)
                                                       --------------------------------------------
       Total stockholders' equity                            73,812          79,133          52,160
                                                       --------------------------------------------
       Total liabilities and stockholders' equity      $     96,256    $   5106,935    $     70,123
                                                       ============================================